FLEXIBLE PREMIUM VARIABLE
                           LIFE INSURANCE CONTRACT
                                 ISSUED BY
                           LUTHERAN BROTHERHOOD


                   Supplement to Prospectus Dated May 1, 1997

The general purpose of this supplement is to provide information about the new Mid Cap Growth Subaccount, now available under LB Variable Insurance Account I (the "Variable Account"). The assets of the Mid Cap Growth Subaccount will be invested exclusively in shares of the new Mid Cap Growth Portfolio of LB Series Fund, Inc. (the "Fund"). The investment objectives of the new Portfolio is:

Mid Cap Growth Portfolio. To achieve long term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations.

The prospectus for the Fund fully describes the investment objectives and attendant risks of the Mid Cap Growth Portfolio, along with the six other Portfolios.

Accordingly, the following changes are made to the prospectus for the
Contract:

1. All current references to the various Subaccounts of the Variable Account and Portfolios of the Fund are changed to include the Mid Cap Growth Subaccount and the Mid Cap Growth Portfolio.

2. The current references to the Fund and its investment adviser are amended to include the following:

Lutheran Brotherhood ("LB") is the investment adviser of the Fund. LB was founded in 1917 as a fraternal benefit society, owned by and operated for its members, under the laws of Minnesota. LB has been engaged in the investment advisory business since 1970, either directly or through the indirect ownership of Lutheran Brotherhood Research Corp., the Fund's investment adviser prior to January 31, 1994.

For its services, LB receives from the Fund a daily investment advisory fee equal to an annual rate of .40% of the aggregate average daily net assets of the Money Market, Income, High Yield, Growth, Mid Cap Growth and Opportunity Growth Portfolios. LB also receives an annual investment advisory fee from the Fund equal to .85% of the aggregate average daily net assets of the World Growth Portfolio.




                 The date of this Supplement is January 30,1998